Exhibit 21.1

SUBSIDIARIES OF ENOVA INTERNATIONAL, INC.

Subsidiaries	Jurisdiction of Incorporation/ Organization
Debit Plus, S.A. de C.V., SOFOM, E.N.R.	Mexico
Enova Online Services, Inc.	Delaware
Billers Acceptance Group, LLC	Delaware
CNU Online Holdings, LLC	Delaware
AEL Net Marketing, LLC	Delaware
AEL Net of Arizona, LLC	Delaware
AEL Net of California, LLC	Delaware
AEL Net of Illinois, LLC	Delaware
AEL Net of Ohio, LLC	Delaware
AEL Net of South Carolina, LLC	Delaware
AEL Net of Texas, LLC	Delaware
AEL Net of Wisconsin, LLC	Delaware
Arizona Consumer Financial Solutions, LLC	Delaware
CNU of Alabama, LLC	Delaware
CNU of Alaska, LLC	Delaware
CNU of Arizona, LLC	Delaware
CNU of California, LLC	Delaware
CNU of Colorado, LLC	Delaware
CNU of Delaware, LLC	Delaware
CNU of Florida, LLC	Delaware
CNU of Hawaii, LLC	Delaware
CNU of Idaho, LLC	Delaware
CNU of Illinois, LLC	Delaware
CNU of Indiana, LLC	Delaware
CNU of Iowa, LLC	Delaware
CNU of Kansas, LLC	Delaware
CNU of Louisiana, LLC	Delaware
CNU of Maine, LLC	Delaware
CNU of Michigan, LLC	Delaware
CNU of Minnesota, LLC	Delaware
CNU of Mississippi, LLC	Delaware
CNU of Missouri, LLC	Delaware
CNU of Montana, LLC	Delaware
CNU of Nevada, LLC	Delaware
CNU of New Hampshire, LLC	Delaware
CNU of New Mexico, LLC	Delaware
CashNetUSA CO, LLC	Delaware
CashNetUSA OR, LLC	Delaware
The Check Giant NM, LLC	Delaware
CNU of North Dakota, LLC	Delaware
CNU of Ohio, LLC	Delaware
CNU of Oklahoma, LLC	Delaware
CNU of Oregon, LLC	Delaware
CNU of Rhode Island, LLC	Delaware
CNU of South Carolina, LLC	Delaware
CNU of South Dakota, LLC	Delaware
CNU of Tennessee, LLC	Delaware
CNU of Texas, LLC	Delaware
CNU of Utah, LLC	Delaware

SUBSIDIARIES OF ENOVA INTERNATIONAL, INC.

Subsidiaries	Jurisdiction of Incorporation/ Organization
CNU of Virginia, LLC	Delaware
CNU of Washington, LLC	Delaware
CNU of Wisconsin, LLC	Delaware
CNU of Wyoming, LLC	Delaware
CashEuroNet UK, LLC	Delaware
CashNet CSO of Maryland, LLC	Delaware
CashNetUSA of Florida, LLC	Delaware
CNU DollarsDirect Canada Inc.	New Brunswick
CNU DollarsDirect Inc.	Delaware
CNU DollarsDirect Lending Inc.	Delaware
DollarsDirect, LLC	Delaware
EuroNetCash, LLC	Delaware
Ohio Consumer Financial Solutions, LLC	Delaware
TrafficGen, LLC	Delaware
EGH Services, Inc.	Delaware
Enova Financial Holdings, LLC	Delaware
Debit Plus, LLC	Delaware
Debit Plus Technologies, LLC	Delaware
Debit Plus Payment Solutions, LLC	Delaware
Debit Plus Services, LLC	Delaware